Sun Life Insurance and Annuity Company of New York

Executive Office:	Home Office:	Annuity Service Center:
[One Sun Life Executive Park]	[60 East 42nd Street]	[112 Worcester Street]
[Wellesley Hills, Massachusetts 02481]	[Suite 1115]	[Wellesley Hills, MA 02481]
	[New York, New York 10165]	[(800) 752-7216]
[www.sunlife.com/us]

The Company will pay an annuity commencing on the Annuity Income Date by applying the Contract Value in accordance with the settlement provisions.

If an Owner dies while this Contract is in effect and before the Annuity Income Date, the Company will pay a death benefit to the Beneficiary upon receipt of Due Proof of Death of the Owner.

Under certain circumstances, if the Owner dies prior to the Annuitant and before the Annuity Income Date, a distribution is required by law.

All payments will be made in the manner set forth in this Contract.

Signed by the Company at its Executive Office on the Issue Date.

[/s/ Westley V. Thompson] [Westley V. Thompson], [President]	[/s/ Michael S. Bloom] [Michael S. Bloom, Secretary]

Flexible Payment Individual Variable Deferred Annuity Contract
Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE, ARE NOT GUARANTEED AS TO DOLLAR AMOUNT AND WILL INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

RIGHT TO EXAMINE CONTRACT. Please read this Contract.  If not satisfied with it, the Owner may, within 10 days (60 days if replacement) after its receipt, return it by delivering or mailing it to the Annuity Service Center Mailing Address indicated above or to the agent through whom the Owner purchased this Contract. Immediately upon receipt of this Contract by the Company, this Contract will be deemed void as though it had never been applied for, and the Contract Value at the end of the Valuation Period during which this Contract is delivered or mailed to the Mailing Address shown above, plus any amount deducted from the Purchase Payments made, will be refunded to the Owner.

The smallest annual rate of investment return which would have to be earned on the assets of the Variable Account so that the dollar amount of Variable Annuity payments will not decrease is [4.20]%.  Explicit charges against the assets of the Variable Account and deducted at the end of each Valuation period include an annual asset charge assessed at an effective annual rate of [1.60%], and an Annual Contract Fee of $50.00.

11-VA-C-01-NY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
[
]
New York Department of Insurance - [800-xxx-xxxx]

1.	CONTRACT SPECIFICATIONS

Contract Number	[03-0350-123456]
Contract Type	[Non-Qualified]
Owner	[John Smith]
Age of Owner	[40]
Co-Owner	[Mary Smith]
Age of Co-Owner	[40]
Annuitant	[John Smith]
Age of Annuitant	[40]
Co-Annuitant	[Mary Smith]
Age of Co-Annuitant	[40]
Issue Date	[May 1, 2011]
First Contract Anniversary Date	[May 1, 2012]
Initial Purchase Payment	[$100,000]
Minimum Subsequent Purchase Payment	$1,000
Maximum Age for Subsequent Purchase Payment	[85]
Maximum Total Purchase Payments	[$2,000,000 for ages 80 and younger $1,000,000 for ages 81- 85]

[Benefits and Riders]
[[Sun Income Vision]
[Lifetime Income Percentage Rates Table
Age of Covered Person	Lifetime Income Percentage
[59 - 64	[3%
65 – 79	4%
80 or older ]	5%] ]

Coverage Type	[Single Life]
Covered Person	[John Smith]
Initial Income Benefit Base	[$100,000]
Maximum Income Benefit Base	[$10,000,000]
Sun Income Vision Rider Date	[May 1, 2011]
Sun Income Vision Coverage Date	[May 1, 2030]

Optional Living Benefit Quarterly Rider Fee	Initial	Maximum
Sun Income Vision Quarterly Rider Fee Rate	[0.125%]	[0.2375%]
The initial Rider Fee Rate is not guaranteed and can be changed by the Company subject to the maximum Rider Fee Rate.]

Death Benefit
Death Benefit:	[Return of Purchase Payment]

Fees
Annual Contract Fee	Initial	Maximum
Annual Contract Fee	[$50]	$50
Minimum Contract Values for waiver of Contract Fee	[$100,000]

Purchase Payment Charge
Any Purchase Payment made after the first Contract Anniversary will be subject to a quarterly charge equal to the Purchase Payment Quarterly Charge Percentage of the Purchase Payment that has not been withdrawn. This charge will be assessed on the last Business Day of each Contract Quarter and will be deducted proportionately from the Subaccounts in which the Contract Value is allocated on that date:

1.         beginning with the first Contract Quarter following the later of the 5th Contract Anniversary or the date of the Purchase Payment, and
2.         ending on the earliest of the following to occur:
•        Contract Quarter following the date the Purchase Payment has been in your Contract for 5 Contract Years;
•        the date of full surrender;
•        the Annuity Income Date; or
•        the Death Benefit Date.

When the purchase payment charge begins and on the date it ends, we will pro-rate the purchase payment charge on any Purchase Payment that has not been applied to the Contract for the entire Contract Quarter.

Purchase Payment Quarterly Charge Percentage	0.15%

Summary of Asset Charges
Annual Asset Charge prior to Annuity Income Date	First 5 Contract Years	After 5 Contract Years
Basic Annual Asset Charge	1.60%	1.00%
[Death Benefit Charge	0.20%	0.20%]
Total Annual Asset Charges	[1.80%]	[1.20%]

Total Annual Asset Charge after Annuity Income Date	1.20%

Withdrawal Charges
Number of Complete Years From Time of Each Payment	Withdrawal Charges
0	8.0%
1	7.5%
2	7.0%
3	6.0%
4	5.0%
5+	0.0%

Free Withdrawal Amount
[10%] of Purchase Payments subject to withdrawal charges at time of withdrawal

[Nursing Home Waiver of Withdrawal Charges
Benefit Eligibility Date	[May 1, 2012]

11-VA-SP-01-NY

Initial Purchase Payment Allocations

[You have selected the [Blended Model].]

Variable
[MFS Total Return Portfolio	[50%
MFS Value Portfolio]	50%]

Total                                                           100%

[Dollar Cost Averaging
DCA from Account	[DCA Fixed Account]
DCA Percentage Initial Purchase Payment	[100%]
Initial DCA Period	[12 month]
Initial DCA Frequency	[Monthly]
Initial DCA Interest Rate	[1.5%]]

[DCA Fixed Account Minimum Guarantees
DCA Minimum Guaranteed Interest Rate	[1.5%]]

Transfers
Initial Fee Per Transfer	[$0]
Maximum Fee Per Transfer	$25
Maximum Number of Transfers Per Contract Year	[12]

Annuitization
Annuity Income Date	[April 1, 2066]
Minimum Annuity Purchase Amount	[$2,000]
Minimum Initial Annuity Payment	[$20]
Maximum Contract Fee After Annuity Commencement Date	[$50]
The smallest annual rate of investment return which would have to be earned on the assets of the Variable Account so that the dollar amount of Variable Annuity payments will not decrease is[4.20]%

Beneficiary Information
[Primary                                                           [Contingent
Mary Smith                         Spouse                   100%]                 Paul Smith                                   Child           25%
Peter Smith                         Child           25%
Ann Smith                                   Child           25%
Brian Smith                         Sibling                      25%]

[Multiple Beneficiaries on File]

Investment Options
[You have selected a living benefit rider or optional death benefit and must adhere to the following allocation limits.]

[I. 100% Allocation Option	AllianceBernstein Dynamic Asset Allocation Portfolio
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund

II. Asset Allocation Program	Blended Model

III. Build Your Own Portfolio
Fixed Income Funds [(30% to 100%)]	Huntington VA Mortgage Securities Fund[1]
MFS® Government Securities Portfolio
Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®
SCSM Goldman Sachs Short Duration Fund
SCSM PIMCO Total Return Fund
SCSM BlackRock Inflation Protected Bond Fund
Wells Fargo Advantage VT Total Return Bond Fund

Asset Allocation or Balanced Funds [(0 to 70%)]	AllianceBernstein Balanced Wealth Strategy Portfolio
Alliance Bernstein Dynamic Asset Allocation Portfolio
BlackRock Global Allocation V.I. Fund
Fidelity® Variable Insurance Products III – Balanced Portfolio
Huntington VA Balanced Fund[1]
Invesco Van Kampen V.I. Equity and Income Fund
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund
SCSM Ibbotson Growth Fund

Core Equity Funds [(0% to 70%)]	Huntington VA Dividend Capture Fund[1]
Huntington VA Income Equity Fund[1]
Invesco Van Kampen V.I. Comstock Fund
Lord Abbett Series Fund Fundamental Equity Portfolio
MFS® Core Equity Portfolio
SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund
SCSM Lord Abbett Growth & Income Fund
SCSM BlackRock Large Cap Index Fund

Growth Equity Funds [(0% to 70%)]	Columbia Variable Portfolio – Marsico Growth Fund
Fidelity® Variable Insurance Products Fund II – Contrafund® Portfolio
Fidelity® Variable Insurance Products III Fund – Mid Cap Portfolio
First Eagle Overseas Variable Fund
Huntington VA Growth Fund[1]
Huntington VA International Equity Fund[1]
Huntington VA Marco 100 Fund[1]
Huntington VA Mid Corp America Fund[1]
Huntington VA New Economy Fund[1]
Huntington VA Situs Fund[1]
Invesco Van Kampen V.I. Mid Cap Value Fund
Lord Abbett Series Fund Growth Opportunities Portfolio
MFS® International Growth Portfolio
MFS® International Value Portfolio
MFS® Research International Portfolio
Oppenheimer Global Securities Fund/VA
SCSM AllianceBernstein International Value Fund
SCSM BlackRock International Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Universal Institutional Funds Inc.—Mid Cap Growth Portfolio

Specialty Funds [(0% to 10%)]	Huntington VA Real Strategies Fund[1]
Huntington VA Rotating Markets Fund[1]
Lazard Retirement Emerging Markets Equity Portfolio
MFS® Emerging Markets Equity Portfolio
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Emerging Markets Bond Portfolio
SCSM PIMCO High Yield Fund
Sun Capital Global Real Estate Fund]

11-VA-SP-01-NY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
[
]
New York Department of Insurance - [800-xxx-xxxx]

2.	CONTRACT SPECIFICATIONS

Contract Number	[03-0350-123456]
Contract Type	[Non-Qualified]
Owner	[John Smith]
Age of Owner	[40]
Co-Owner	[Mary Smith]
Age of Co-Owner	[40]
Annuitant	[John Smith]
Age of Annuitant	[40]
Co-Annuitant	[Mary Smith]
Age of Co-Annuitant	[40]
Issue Date	[May 1, 2011]
First Contract Anniversary Date	[May 1, 2012]
Initial Purchase Payment	[$100,000]
Minimum Subsequent Purchase Payment	$1,000
Maximum Age for Subsequent Purchase Payment	[85]
Maximum Total Purchase Payments	[$2,000,000 for ages 80 and younger $1,000,000 for ages 81- 85]

[Benefits and Riders]
[[Sun Income Vision]
[Lifetime Income Percentage Rates Table
Age of Covered Person	Lifetime Income Percentage
[59 - 64	[3%
65 – 79	4%
80 or older ]	5%] ]

Coverage Type	[Single Life]
Covered Person	[John Smith]
Initial Income Benefit Base	[$100,000]
Maximum Income Benefit Base	[$10,000,000]
Sun Income Vision Rider Date	[May 1, 2011]
Sun Income Vision Coverage Date	[May 1, 2030]

Optional Living Benefit Quarterly Rider Fee	Initial	Maximum
Sun Income Vision Quarterly Rider Fee Rate	[0.125%]	[0.2375%]
The initial Rider Fee Rate is not guaranteed and can be changed by the Company subject to the maximum Rider Fee Rate.]

Death Benefit
Death Benefit:	[Return of Purchase Payment]

Fees
Annual Contract Fee	Initial	Maximum
Annual Contract Fee	[$50]	$50
Minimum Contract Values for waiver of Contract Fee	[$100,000]

Purchase Payment Charge
Any Purchase Payment made after the first Contract Anniversary will be subject to a quarterly charge equal to the Purchase Payment Quarterly Charge Percentage of the Purchase Payment that has not been withdrawn. This charge will be assessed on the last Business Day of each Contract Quarter and will be deducted proportionately from the Subaccounts in which the Contract Value is allocated on that date:

1.         beginning with the first Contract Quarter following the later of the 7th Contract Anniversary or the date of the Purchase Payment, and
2.         ending on the earliest of the following to occur:
•        Contract Quarter following the date the Purchase Payment has been in your Contract for 7 Contract Years;
•        the date of full surrender;
•        the Annuity Income Date; or
•        the Death Benefit Date.

When the purchase payment charge begins and on the date it ends, we will pro-rate the purchase payment charge on any Purchase Payment that has not been applied to the Contract for the entire Contract Quarter.

Purchase Payment Quarterly Charge Percentage	0.05%

Summary of Asset Charges
Annual Asset Charge prior to Annuity Income Date	First 7 Contract Years	After 7 Contract Years
Basic Annual Asset Charge	1.20%	1.00%
[Death Benefit Charge	0.20%	0.20%]
Total Annual Asset Charges	[1.40%]	[1.20%]

Total Annual Asset Charge after Annuity Income Date	1.20%

Withdrawal Charges
Number of Complete Years From Time of Each Payment	Withdrawal Charges
0	8.0%
1	8.0%
2	7.0%
3	6.0%
4	5.0%
5	4.0%
6	3.0%
7+	0/0%

Free Withdrawal Amount
[10%] of Purchase Payments subject to withdrawal charges at time of withdrawal

[Nursing Home Waiver of Withdrawal Charges
Benefit Eligibility Date	[May 1, 2012]

11-VA-SP-02-NY

Initial Purchase Payment Allocations

[You have selected the [Blended Model].]

Variable
[MFS Total Return Portfolio	[50%
MFS Value Portfolio]	50%]

Total                                                           100%

[Dollar Cost Averaging
DCA from Account	[DCA Fixed Account]
DCA Percentage Initial Purchase Payment	[100%]
Initial DCA Period	[12 month]
Initial DCA Frequency	[Monthly]
Initial DCA Interest Rate	[1.5%]]

[DCA Fixed Account Minimum Guarantees
DCA Fixed Account Minimum Guaranteed Interest Rate	[1.5%]]

Transfers
Initial Fee Per Transfer	[$0]
Maximum Fee Per Transfer	$25
Maximum Number of Transfers Per Contract Year	[12]

Annuitization
Annuity Income Date	[April 1, 2066]
Minimum Annuity Purchase Amount	[$2,000]
Minimum Initial Annuity Payment	[$20]
Maximum Contract Fee After Annuity Commencement Date	[$50]
The smallest annual rate of investment return which would have to be earned on the assets of the Variable Account so that the dollar amount of Variable Annuity payments will not decrease is[4.20]%

Beneficiary Information
[Primary                                                           [Contingent
Mary Smith                         Spouse                   100%]                 Paul Smith                                   Child           25%
Peter Smith                         Child           25%
Ann Smith                                   Child           25%
Brian Smith                         Sibling                      25%]

[Multiple Beneficiaries on File]

11-VA-SP-02-NY

Investment Options
[You have selected a living benefit rider or optional death benefit and must adhere to the following allocation limits.]

[I. 100% Allocation Option	AllianceBernstein Dynamic Asset Allocation Portfolio
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund

II. Asset Allocation Program	Blended Model

III. Build Your Own Portfolio
Fixed Income Funds [(30% to 100%)]	Huntington VA Mortgage Securities Fund[1]
MFS® Government Securities Portfolio
Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®
SCSM Goldman Sachs Short Duration Fund
SCSM PIMCO Total Return Fund
SCSM BlackRock Inflation Protected Bond Fund
Wells Fargo Advantage VT Total Return Bond Fund

Asset Allocation or Balanced Funds [(0 to 70%)]	AllianceBernstein Balanced Wealth Strategy Portfolio
Alliance Bernstein Dynamic Asset Allocation Portfolio
BlackRock Global Allocation V.I. Fund
Fidelity® Variable Insurance Products III – Balanced Portfolio
Huntington VA Balanced Fund[1]
Invesco Van Kampen V.I. Equity and Income Fund
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund
SCSM Ibbotson Growth Fund

Core Equity Funds [(0% to 70%)]	Huntington VA Dividend Capture Fund[1]
Huntington VA Income Equity Fund[1]
Invesco Van Kampen V.I. Comstock Fund
Lord Abbett Series Fund Fundamental Equity Portfolio
MFS® Core Equity Portfolio
SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund
SCSM Lord Abbett Growth & Income Fund
SCSM BlackRock Large Cap Index Fund

Growth Equity Funds [(0% to 70%)]	Columbia Variable Portfolio – Marsico Growth Fund
Fidelity® Variable Insurance Products Fund II – Contrafund® Portfolio
Fidelity® Variable Insurance Products III Fund – Mid Cap Portfolio
First Eagle Overseas Variable Fund
Huntington VA Growth Fund[1]
Huntington VA International Equity Fund[1]
Huntington VA Marco 100 Fund[1]
Huntington VA Mid Corp America Fund[1]
Huntington VA New Economy Fund[1]
Huntington VA Situs Fund[1]
Invesco Van Kampen V.I. Mid Cap Value Fund
Lord Abbett Series Fund Growth Opportunities Portfolio
MFS® International Growth Portfolio
MFS® International Value Portfolio
MFS® Research International Portfolio
Oppenheimer Global Securities Fund/VA
SCSM AllianceBernstein International Value Fund
SCSM BlackRock International Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Universal Institutional Funds Inc.—Mid Cap Growth Portfolio

Specialty Funds [(0% to 10%)]	Huntington VA Real Strategies Fund[1]
Huntington VA Rotating Markets Fund[1]
Lazard Retirement Emerging Markets Equity Portfolio
MFS® Emerging Markets Equity Portfolio
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Emerging Markets Bond Portfolio
SCSM PIMCO High Yield Fund
Sun Capital Global Real Estate Fund]

11-VA-SP-02-NY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
[
]
New York Department of Insurance - [800-xxx-xxxx]

3.	CONTRACT SPECIFICATIONS

Contract Number	[03-0350-123456]
Contract Type	[Non-Qualified]
Owner	[John Smith]
Age of Owner	[40]
Co-Owner	[Mary Smith]
Age of Co-Owner	[40]
Annuitant	[John Smith]
Age of Annuitant	[40]
Co-Annuitant	[Mary Smith]
Age of Co-Annuitant	[40]
Issue Date	[May 1, 2011]
First Contract Anniversary Date	[May 1, 2012]
Initial Purchase Payment	[$100,000]
Minimum Subsequent Purchase Payment	$1,000
Maximum Age for Subsequent Purchase Payment	[85]
Maximum Total Purchase Payments	[$2,000,000 for ages 80 and younger $1,000,000 for ages 81- 85]

[Benefits and Riders]
[[Sun Income Vision]
[Lifetime Income Percentage Rates Table
Age of Covered Person	Lifetime Income Percentage
[59 - 64	[3%
65 – 79	4%
80 or older ]	5%] ]

Coverage Type	[Single Life]
Covered Person	[John Smith]
Initial Income Benefit Base	[$100,000]
Maximum Income Benefit Base	[$10,000,000]
Sun Income Vision Rider Date	[May 1, 2011]
Sun Income Vision Coverage Date	[May 1, 2030]

Optional Living Benefit Quarterly Rider Fee	Initial	Maximum
Sun Income Vision Quarterly Rider Fee Rate	[0.125%]	[0.2375%]
The initial Rider Fee Rate is not guaranteed and can be changed by the Company subject to the maximum Rider Fee Rate.]

Death Benefit
Death Benefit:	[Return of Purchase Payment]

Fees
Annual Contract Fee	Initial	Maximum
Annual Contract Fee	[$50]	$50
Minimum Contract Values for waiver of Contract Fee	[$100,000]

Summary of Asset Charges
Annual Asset Charge prior to Annuity Income Date
Basic Annual Asset Charge	1.00%
[Death Benefit Charge	0.20%]
Total Annual Asset Charges	[1.20%]

Total Annual Asset Charge after Annuity Income Date	1.20%

Withdrawal Charges
Number of Complete Years From Time of Each Payment	Withdrawal Charges
0	8.0%
1	8.0%
2	7.0%
3	6.0%
4	5.0%
5	4.0%
6	3.0%
7	2.0%
8	1.0%
9	0.0%

Free Withdrawal Amount
[10%] of Purchase Payments subject to withdrawal charges at time of withdrawal

[Nursing Home Waiver of Withdrawal Charges
Benefit Eligibility Date	[May 1, 2012]

11-VA-SP-03-NY

Initial Purchase Payment Allocations

[You have selected the [Blended Model].]

Variable
[MFS Total Return Portfolio	[50%
MFS Value Portfolio]	50%]

Total                                                           100%

[Dollar Cost Averaging
DCA from Account	[DCA Fixed Account]
DCA Percentage Initial Purchase Payment	[100%]
Initial DCA Period	[12 month]
Initial DCA Frequency	[Monthly]
Initial DCA Interest Rate	[1.5%]]

[DCA Fixed Account Minimum Guarantees
DCA Fixed Account Minimum Guaranteed Interest Rate	[1.5%]]

Transfers
Initial Fee Per Transfer	[$0]
Maximum Fee Per Transfer	$25
Maximum Number of Transfers Per Contract Year	[12]

Annuitization
Annuity Income Date	[April 1, 2066]
Minimum Annuity Purchase Amount	[$2,000]
Minimum Initial Annuity Payment	[$20]
Maximum Contract Fee After Annuity Commencement Date	[$50]
The smallest annual rate of investment return which would have to be earned on the assets of the Variable Account so that the dollar amount of Variable Annuity payments will not decrease is[4.20]%

Beneficiary Information
[Primary                                                           [Contingent
Mary Smith                         Spouse                   100%]                 Paul Smith                                   Child           25%
Peter Smith                         Child           25%
Ann Smith                                   Child           25%
Brian Smith                         Sibling                      25%]

[Multiple Beneficiaries on File]

11-VA-SP-03-NY

Investment Options
[You have selected a living benefit rider or optional death benefit and must adhere to the following allocation limits.]

[I. 100% Allocation Option	AllianceBernstein Dynamic Asset Allocation Portfolio
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund

II. Asset Allocation Program	Blended Model

III. Build Your Own Portfolio
Fixed Income Funds [(30% to 100%)]	Huntington VA Mortgage Securities Fund[1]
MFS® Government Securities Portfolio
Sun Capital Investment Grade Bond Fund®
Sun Capital Money Market Fund®
SCSM Goldman Sachs Short Duration Fund
SCSM PIMCO Total Return Fund
SCSM BlackRock Inflation Protected Bond Fund
Wells Fargo Advantage VT Total Return Bond Fund

Asset Allocation or Balanced Funds [(0 to 70%)]	AllianceBernstein Balanced Wealth Strategy Portfolio
Alliance Bernstein Dynamic Asset Allocation Portfolio
BlackRock Global Allocation V.I. Fund
Fidelity® Variable Insurance Products III – Balanced Portfolio
Huntington VA Balanced Fund[1]
Invesco Van Kampen V.I. Equity and Income Fund
MFS® Global Tactical Allocation Portfolio
PIMCO Global Multi-Asset Portfolio
SCSM Ibbotson Balanced Fund
SCSM Ibbotson Conservative Fund
SCSM Ibbotson Growth Fund

Core Equity Funds [(0% to 70%)]	Huntington VA Dividend Capture Fund[1]
Huntington VA Income Equity Fund[1]
Invesco Van Kampen V.I. Comstock Fund
Lord Abbett Series Fund Fundamental Equity Portfolio
MFS® Core Equity Portfolio
SCSM Davis Venture Value Fund
SCSM Goldman Sachs Mid Cap Value Fund
SCSM Lord Abbett Growth & Income Fund
SCSM BlackRock Large Cap Index Fund

Growth Equity Funds [(0% to 70%)]	Columbia Variable Portfolio – Marsico Growth Fund
Fidelity® Variable Insurance Products Fund II – Contrafund® Portfolio
Fidelity® Variable Insurance Products III Fund – Mid Cap Portfolio
First Eagle Overseas Variable Fund
Huntington VA Growth Fund[1]
Huntington VA International Equity Fund[1]
Huntington VA Marco 100 Fund[1]
Huntington VA Mid Corp America Fund[1]
Huntington VA New Economy Fund[1]
Huntington VA Situs Fund[1]
Invesco Van Kampen V.I. Mid Cap Value Fund
Lord Abbett Series Fund Growth Opportunities Portfolio
MFS® International Growth Portfolio
MFS® International Value Portfolio
MFS® Research International Portfolio
Oppenheimer Global Securities Fund/VA
SCSM AllianceBernstein International Value Fund
SCSM BlackRock International Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM Columbia Small Cap Value Fund
SCSM Invesco Small Cap Growth Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Universal Institutional Funds Inc.—Mid Cap Growth Portfolio

Specialty Funds [(0% to 10%)]	Huntington VA Real Strategies Fund[1]
Huntington VA Rotating Markets Fund[1]
Lazard Retirement Emerging Markets Equity Portfolio
MFS® Emerging Markets Equity Portfolio
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Emerging Markets Bond Portfolio
SCSM PIMCO High Yield Fund
Sun Capital Global Real Estate Fund]

11-VA-SP-03-NY

TABLE OF CONTENTS

Section
CONTRACT SPECIFICATIONS	1

DEFINITIONS	2

ACCOUNTS	3

PURCHASE PAYMENTS	4

CONTRACT VALUES DURING ACCUMULATION PHASE	5

WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES	6

DEATH BENEFIT	7

SETTLEMENT PROVISIONS	8

OWNERSHIP PROVISIONS	9

GENERAL PROVISIONS	10

11-VA-C-01-NY

2.  DEFINITIONS

Accumulation Phase: The period before the Annuity Income Date when Purchase Payments are made.

Annuitant: The natural person(s) on whose life annuity benefits are based.
.

Annuity Income Date: The date on which the first annuity payment is to be made.

Beneficiary: Prior to the Annuity Income Date, the person or entity having the right to receive the death benefit set forth in this Contract and who, in the event of an Owner’s death, is the “designated  Beneficiary” for purposes of Section 72(s) of the Code.  After the Annuity Income Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Annuitant.

Business Day:  Any day the New York Stock Exchange (NYSE) is open for regular trading, or any other day we value Variable Accumulation Units.

Code: The Internal Revenue Code of 1986, as amended.

Company (“we”, “us”, “our”): Sun Life Insurance and Annuity Company of New York.

Contract Anniversary:  The same date in each succeeding year that corresponds to the Issue Date.

Contract Year: A period of 365 days (366 days if a leap year) first measured from the Issue Date.

Death Benefit Date: The date on which the Company receives Due Proof of Death.

Due Proof of Death: An original or an originally certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and any other information or documentation required by the Company that is necessary to make payment, such as a payment election from at least one beneficiary in good order, taxpayer identification numbers, beneficiary names and addresses, or state inheritance tax waivers.

Eligible Fund(s): One or more open-end management investment companies or "mutual funds" registered under the Investment Company Act of 1940, in which assets of a Subaccount may be invested.

Fixed Account: Part of the General Account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity:  An annuity with payments that do not vary as to dollar amount.

Income Phase:  The period that begins on the Annuity Income Date and during which annuity payments are made.

Issue Date:  The date on which this Contract becomes effective.

Net Investment Factor:  An index applied by the Company to measure the investment performance of a Subaccount from one Valuation Period to the next.

Non-Qualified Contract:  A contract not issued under a Qualified Plan.

Owner (“you”, “your”): The person(s) or entit(y/ies) entitled to the ownership rights stated in this Contract and in whose name or names this Contract is issued.

Purchase Payment: The amount paid to the Company as consideration for the benefits provided by this Contract.

Qualified Contract:  A contract used in connection with a retirement plan that receives favorable tax treatment under Sections 401, 403, 408, 408A, or 457 of the Internal Revenue Code.

Subaccount: Divisions of the Variable Account, each of which invests in shares of a single Eligible Fund.

Surrender Value:  The Contract Value less any premium taxes, Annual Contract Fee, and withdrawal charges.

Valuation Period: Begins at the close of regular trading on the NYSE each Business Day and ends at the close of such trading on the next Business Day.

Variable Account: A separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

Variable Accumulation Unit: A unit of measure used to calculate your Contract Value allocated to the Variable Account prior to your Annuity Income Date.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Subaccounts of the Variable Account.

Variable Annuity Unit: A unit of measure used to calculate the amount of Variable Annuity payments.

11-VA-C-01-NY

3.  ACCOUNTS

General Account
The general account consists of all of the Company’s assets other than those allocated to one or more separate accounts. Purchase Payments allocated to the DCA Fixed Account will be held in the general account prior to being allocated to the Subaccounts selected by you.

Variable Account and Subaccounts
Eligible Funds allocated to the Variable Account during both the Accumulation Phase and the Income Phase under this contract are held in Sun Life (N.Y.) Variable Account N.  The Company has registered the Variable Account as a unit investment trust under the Investment Company Act of 1940.  The income, gains or losses, whether or not realized, of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company.  That portion of the assets of the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account shall not be chargeable with liabilities arising out of any other business the Company may conduct.

The assets of the Variable Account are divided into Subaccounts.  Each Subaccount invests exclusively in shares of a designated portfolio of an Eligible Fund.  The values of the Variable Accumulation Units and the Variable Annuity Units reflect the investment performance of the Subaccounts.

Ownership of Assets
The Company shall have exclusive and absolute ownership and control of its assets, including all assets of the Variable Account. The Company reserves the right to transfer the assets of the Variable Account, in excess of the reserves and other policy liabilities with respect to the Variable Account, to another Variable Account or to the Company's General Account.

Investments of the Subaccounts
All amounts allocated to a Subaccount of the Variable Account will be used to purchase shares of a specific portfolio of an Eligible Fund. Eligible Funds may be subsequently added or deleted. Each Eligible Fund is an open-end investment company ("mutual fund") registered under the Investment Company Act of 1940. Any and all distributions made by an Eligible Fund with respect to shares held by a Subaccount will be reinvested to purchase additional shares of that portfolio at net asset value. Deductions from the Subaccounts will, in effect, be made by reducing the number of Variable Accumulation Units attributable to the Contract Value. Each Subaccount will be fully invested in Eligible Fund shares at all times.

4.  PURCHASE PAYMENTS

Payments
All Purchase Payments must be paid to the Company at its Annuity Service Center Mailing Address.  The amount of the initial Purchase Payment is shown on the Contract Specifications.  Each subsequent Purchase Payment must be at least the Minimum Subsequent Purchase Payment specified on the Contract Specifications.  In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the total Purchase Payments to exceed the Maximum Total Purchase Payments specified on the Contract Specifications.

After the first Contract Year, the Company reserves the right not to accept any Purchase Payment. The Company will not allow any subsequent Purchase Payments if any Owner or Annuitant is older than the Maximum Age for Subsequent Purchase Payments shown on the Contract Specifications.

Contract Continuation
The Contract will be continued in full force during the lifetime of the Owner until the Annuity Income Date or until this Contract terminates.

Allocation of Purchase Payments
The Company allocates each Purchase Payment according to the allocation specified in the Application, or as later changed by the Owner.  The allocation for the initial Purchase Payment is shown on the Contract Specifications.

The Owner may change the allocation for new Purchase Payments by giving notice of the change to the Company, in accordance with the Company's procedures then in effect.  The Owner may effect such change directly, or through an authorized third party, subject to the Company's approval, and subject to adherence to such Company procedures as may be adopted from time to time.  Any change will take effect with the first Purchase Payment received with or after receipt of notice of the change by the Company and will continue in effect until subsequently changed.

5.  CONTRACT VALUES DURING ACCUMULATION PHASE

Contract Value
The value of all Variable Accumulation Units in this Contract plus any amounts in the DCA Fixed Account.

Crediting Variable Accumulation Units
When the Company receives a Purchase Payment for allocation to a Subaccount, that amount will be credited to this Contract in the form of Variable Accumulation Units.  The number of particular Variable Accumulation Units that the Company credits is determined by dividing the dollar amount allocated to the particular Subaccount by the Variable Accumulation Unit value of the particular Subaccount for the Valuation Period during which the Company receives the Purchase Payment.

Variable Accumulation Unit Value
The Company determines the Variable Accumulation Unit value for each Subaccount for any Valuation Period by multiplying the Variable Accumulation Unit value for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the particular Subaccount for such subsequent Valuation Period. The Variable Accumulation Unit value for each Subaccount for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period in accordance with the Net Investment Factor described below.

Variable Accumulation Value
The variable accumulation value, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Subaccount credited for such Valuation Period.  The variable accumulation value of each Subaccount is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Subaccount by the Variable Accumulation Unit value of the particular Subaccount for such Valuation Period.

Net Investment Factor
The Net Investment Factor is applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one; therefore, the Variable Accumulation Unit value may increase, decrease or remain unchanged.

The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a) is the net result of:

1.	the net asset value of an Eligible Fund share held in the Subaccount determined as of the end of the current Valuation Period, plus
2.	the per share amount of any dividend or other distribution declared by the Eligible Fund on the shares held in the Subaccount if the ex-dividend date occurs during the Valuation Period, plus or minus
3.
a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Subaccount.

(b) is the net asset value of an Eligible Fund share held in the Subaccount determined as of the end of the preceding Valuation Period; and

(c)  is the Asset Charge factor that the Company determines for the Valuation Period to reflect the charges for assuming the mortality and expense risks and administrative expense risks.

The Asset Charge factor for any Valuation Period is equal to the daily Asset Charge factor multiplied by the number of 24-hour periods in the Valuation Period.  The Company will determine the daily Asset Charge factor based upon the Total Annual Asset Charges shown on the Contract Specifications.

Annual Asset Charge
The Company will deduct an Annual Asset Charge, as shown on the Contract Specifications, on a daily basis from the Contract Value allocated to the Subaccounts.

Annual Contract Fee
The Annual Contract Fee is the amount specified on the Contract Specifications.  On each Contract Anniversary prior to the Annuity Income Date, the Company will deduct the Annual Contract Fee on a pro rata basis from the Contract Value allocated to each Subaccount, and the DCA Fixed Account, if any. Deductions from a Subaccount for the Annual Contract Fee will result in the cancellation of Variable Accumulation Units with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Subaccount is reduced.  The cancellation of such units will be based on the Variable Accumulation Unit value(s) of the Subaccount(s) for the Valuation Period during which the deduction is effective.

If this Contract is surrendered for its full value on a date other than a Contract Anniversary, the Company will deduct the full Annual Contract Fee at the time of such surrender.  The Company will waive the Annual Contract Fee when the Contract Value on the Contract Anniversary is greater than the amount specified on the Contract Specifications. If the Owner notifies the Company prior to a Contract Anniversary that multiple variable annuity contracts with the same residential (not mailing) address as the one on file for this Contract have been issued by Sun Life Insurance and Annuity Company of New York or its affiliates, the Company will waive the Annual Contract Fee when the Contract Value of any one of those contracts is at least equal to the amount shown on the Contract Specifications.

On the Annuity Income Date the Contract Value will be reduced by a proportionate amount of the contract fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Income Date.

After the Annuity Income Date, the Company will deduct the Annual Contract Fee, in an amount specified on the Contract Specifications, in equal amounts from each Variable Annuity payment made during the year. No Annual Contract Fee is deducted from Fixed Annuity payments.

Transfer Privilege
Subject to the Company rules as they may exist from time to time and to any limits that may be imposed by the Eligible Funds, the Owner may transfer all or part of the Contract Value among the Subaccounts at any time during the Accumulation Phase. Except as described below, a transfer will be effective on the date the Company receives the request for transfer in a form satisfactory to the Company.

Transfers involving Subaccounts will reflect the purchase or cancellation of Variable Accumulation Units having an aggregate value equal to the dollar amount being transferred to and from a particular Subaccount.  The purchase or cancellation of such units shall be made using Variable Accumulation Unit values of the applicable Subaccount for the Valuation Period during which the transfer is effective.

Transfers will be subject to the following conditions:

1.	no more than the Maximum Number of Transfers Per Contract Year shown on the Contract Specifications may be made in any Contract Year; and

2.	at least 6 days must elapse between transfers; and

The Company may waive any of these restrictions at its discretion.

Transfers involving Variable Accumulation Units shall be subject to such terms and conditions as the Eligible Funds may impose. The Company also reserves the right to refuse or delay all transfer requests initiated on behalf of an Owner by any third party authorized by the Owner to make such transfer requests.

The Company reserves the right to impose a charge for each transfer subject to the maximum transfer fees shown on the Contract Specifications.

6.  WITHDRAWALS, SURRENDERS AND WITHDRAWAL CHARGES

Withdrawals and Surrenders
At any time before the Annuity Income Date, the Owner may elect to withdraw all or a portion of the Contract Value. Any such election shall specify the amount of the withdrawal and will be effective on the date that the Company receives the request in a form satisfactory to Company.  Any withdrawal payment will be paid within seven days from the date the election becomes effective, except as the Company may be permitted to defer such payment subject to the Deferral of Payment provision of this Contract. The Company reserves the right to defer the payment of amounts withdrawn from the DCA Fixed Account, if any, for a period not to exceed six months from the date that the Company receives the request for such withdrawal in a form satisfactory to the Company.

The Owner may request a full surrender or a partial withdrawal.  A full surrender will result in a withdrawal payment equal to the Contract Value at the end of the Valuation Period during which the election becomes effective, less the Annual Contract Fee, and less any applicable withdrawal charge. The partial withdrawal (i.e., a payment of an amount less than that paid under a full surrender) will result in a reduction to the Contract Value at the end of the Valuation Period during which the Company receives your request.  The Contract Value will be reduced by the amount of the partial withdrawal and any applicable withdrawal charge. Unless the Owner specifies otherwise, the amount paid will be the amount requested reduced by any applicable Withdrawal Charge.

In the case of a partial withdrawal, the Owner may instruct the Company as to the amounts to be withdrawn from each Subaccount and/or any DCA Fixed Account.  If not so instructed, the Company will effect the partial withdrawal pro rata from each Subaccount and DCA Fixed Account in which the Contract Value is invested at the end of the Valuation Period during which the withdrawal becomes effective.  If a partial withdrawal is requested that would leave the Contract Value lower than the Annual Contract Fee, then the Company will treat such partial withdrawal as a full surrender.

Withdrawals from a Subaccount will result in the cancellation of Variable Accumulation Units with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Subaccount is reduced.  The cancellation of such units will be based on the Variable Accumulation Unit value(s) of the Subaccount(s) for the Valuation Period during which the withdrawal is effective.

Withdrawal Charges
If a withdrawal is made, the Company may assess a withdrawal charge.  The amount of any withdrawal charge is determined as follows:

Amount subject to withdrawal charge: For any partial withdrawal or full surrender, the amount subject to withdrawal charge is the amount of the partial withdrawal or full surrender less the free withdrawal amount.

Free withdrawal amount: Each Contract Year, you may withdraw a portion of your Contract Value without incurring a withdrawal charge.

The free withdrawal amount is the greater of:

a)	the Free Withdrawal Amount shown on the Contract Specifications or
b)
any applicable required minimum distribution pursuant to the Internal Revenue Code for Qualified Contracts.  This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

The free withdrawal amount will be reduced by any prior withdrawals taken during the same Contract Year.  Any portion of the free withdrawal amount that is not used during a contract year is not available for use in future years.

Withdrawal charge percentage: The withdrawal charge percentage varies according to the number of complete years between the date a Purchase Payment was credited to the Contract Value and the date on which it is withdrawn.

Amount of withdrawal charge: The amount of the withdrawal charge is determined by multiplying the amount of the Purchase Payments withdrawn by the withdrawal charge percentage(s) set forth on the Contract Specifications.

Order of liquidation: For purposes of a full surrender or partial withdrawal, each withdrawal is allocated first to the free withdrawal amount and then to previously unliquidated Purchase Payments (on a first-in, first-out basis) until all Purchase Payments have been liquidated.

The Company imposes no withdrawal charge upon amounts applied to any annuity option made available under this Contract.

7.  DEATH BENEFIT

Death Benefit Provided by this Contract
If an Owner dies while this Contract is in effect and before the Annuity Income Date, the Company, upon receipt of Due Proof of Death of the Owner, will pay a death benefit to the Beneficiary in accordance with this death benefit provision.  If the Owner is not a natural person, the Annuitant is considered the Owner for the purpose of this Death Benefit provision.

The designated Beneficiary shall be the first person among the following who is alive on the date of death of the Owner (or the Annuitant, if the Owner is not a natural person): surviving Owner (if a natural person), primary Beneficiary, contingent Beneficiary. If no such person is alive on the date of death of the Owner, the designated Beneficiary shall be the Owner’s estate (or the Owner, if the Owner is not a natural person).

If the death of the Owner occurs on or after the Annuity Income Date, no death benefit will be payable under this Contract.

Election and Effective Date of Election
During the lifetime of the Owner and prior to the Annuity Income Date, the Owner may elect to have the death benefit applied under one or more of the Annuity Options in accordance with this Contract’s settlement provisions.  The Owner may elect a Variable Annuity or a Fixed Annuity or a combination of both for the designated Beneficiary after the death of the Owner.  The Owner may make and subsequently revoke this election by filing with the Company, at its Annuity Service Center Mailing Address, a written election or revocation of an election in such form as the Company may require.  The Owner’s election or revocation of an election of a method of settlement of the death benefit will become effective on the date that the Company receives it.  For the purposes of the “Payment of Death Benefit” section below, the Owner’s election of the method of settlement of the death benefit that is in effect on the Owner’s date of death will be deemed effective on the Death Benefit Date.

If no election of a method of settlement of the death benefit by the Owner is in effect on the date of death of the Owner, the death benefit will be distributed as follows based on the Beneficiary’s election:

If the designated Beneficiary is not the surviving spouse of the deceased Owner, the death benefit must be distributed to the designated Beneficiary either (1) as a lump sum within five years after the date of death of the Owner, or (2) over some period not greater than the life or expected life of the designated Beneficiary, with payments beginning within one year after the date of death of the Owner.  This can be accomplished by electing a permissible Annuity Option or by a systematic withdrawal of annual required minimum distributions.

If the sole designated Beneficiary is the surviving spouse of the deceased Owner, the spouse can elect to continue this Contract in the spouse's own name as Owner, in which case the mandatory distribution requirements will apply only on the surviving spouse's death.  As designated Beneficiary, the surviving spouse may also choose to have the death benefit distributed as a lump sum or as an annuity over some period not greater than his or her life or expected life, with annuity payments beginning within one year after the date of death of the Owner.

The Company may permit other methods of settlement.  In no event shall any method of settlement be exercised which would violate the mandatory distribution requirements of Section 72(s) of the Code or the time periods specified above.

A method of settlement may be elected by filing with the Company, at its Annuity Service Center Mailing Address, a written election in such form as the Company may require.  Any written election of a method of settlement of the death benefit by the Beneficiary will become effective on the later of (a) the date that the Company receives the election; or (b) the date that the Company receives the Owner’s Due Proof of Death.  If the Company does not receive the Beneficiary’s written election within 60 days following the date on which the Company receives the Owner’s Due Proof of Death, the Beneficiary may be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is submitted to the Company or a distribution is required by law.

Amount of Death Benefit
The amount of the Death Benefit is equal to the Contract Value as of the Death Benefit Date.

Payment of Death Benefit
If the death benefit is to be paid in a lump sum, the Company will pay the Death Benefit within seven days of the Death Benefit Date, except as the Company may be permitted to defer any such payment subject to the Deferral of Payment provision of this Contract

If settlement under an Annuity Option is elected, the Annuity Income Date will be the first day of the second calendar month following the effective date of the election and the Company will maintain the Contract Value in the Accumulation Phase until the Annuity Income Date and apply the Contract Value as of the Annuity Income Date to the applicable annuity option. Interest on the Death Benefit will be paid as required by New York law.

8.  SETTLEMENT PROVISIONS

General
On the Annuity Income Date, the Company will apply the Contract Value as determined in accordance with the “Determination of Amount” provision below, as the Owner specifies, under an Annuity Option provided in this Contract.  However, if the amount to be applied under any Annuity Option is less than the Minimum Annuity Purchase Amount set forth on the Contract Specifications, or if the first annuity payment payable in accordance with such option is less than the Minimum Initial Annuity Payment Amount set forth on the Contract Specifications, the Company will pay the amount to be applied in a single payment to the Annuitant/Beneficiary. The annuity benefits at the time of their commencement will not be less than those that would be provided by applying the greater of the Surrender Value and 95% of the Surrender Value were there no surrender charges to purchase a single premium immediate annuity contract at purchase rates offered by the Company at that time to the same class of annuitants.

Election and Effective Date of Election
On the Annuity Income Date, the Contract Value will be applied to purchase a Life Annuity with 10-Year Period Certain.  Alternatively, the Owner may elect to have the Contract Value applied to purchase any other annuity option set forth in this section.  Such an election must be made and effective at least 30 days prior to the Annuity Income Date.  The Owner may make this election by filing with the Company, at its Annuity Service Center Mailing Address, a written election in such form as the Company may require.  Such an election will be effective on the date it is received by the Company. After the Annuity Income Date, no change of Annuity Option is permitted and no payments may be requested under the Withdrawals provision of this Contract.

Any election may specify the proportion of the Contract Value to be applied to provide a Fixed Annuity and/or a Variable Annuity.  In the event the election does not so specify, then the Contract Value will be applied to provide a Variable Annuity and the Contract Value will be allocated according to the then current Subaccount allocation instructions on file.

The Annuity Options in this Contract may also be elected as provided in the “Death Benefit” section of this Contract.

Determination of Amount
The amount applied to provide annuity payments shall be equal to the Contract Value for the Valuation Period which ends immediately preceding the Annuity Income Date, minus a proportionate amount of the Annual Contract Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Income Date, minus any applicable premium or similar tax. This amount is applied to provide a Variable Annuity or a Fixed Annuity or a combination of both.

Annuity Income Date
The Annuity Income Date is set forth on the Contract Specifications.  The Owner may change this date from time to time provided that each change is effective at least 30 days prior to the then-current Annuity Income Date and the new Annuity Income Date is a date that is:

(1)	at least 30 days after the effective date of the change;
(2)	the first day of a month; and
(3)
not later than the first day of the first month following the Annuitant’s 95th birthday, unless otherwise restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law.

For a Charitable Remainder Trust, the Annuity Income Date in (3) is the Annuitant’s 100th birthday.
If more than one person is named as Annuitant, the Annuity Income Date will not be later than the first day of the first month following the 95th birthday of the youngest of those persons so named (or the 100th birthday in the case of a Charitable Remainder Trust).  The Owner may change the Annuity Income Date by filing with the Company, at its Annuity Service Center Mailing Address, a written designation of a new Annuity Income Date in such form as the Company may require.  Any such change will become effective on the date that the Company receives the designation.

The Annuity Income Date may also be changed by an election of a settlement option as provided in the “Death Benefit” section of this Contract.

Fixed Annuity Payments
The minimum dollar amount of each Fixed Annuity payment shall be determined based on an interest rate not less than 1.5% per year and the Annuity 2000 Mortality Table projected forward to the Annuity Income Date. The projection of mortality rates will be based on Projection Scale G, projected forward from the year 2000 to the Annuity Income Date. This amount will be calculated by blending the mortality rates with a weighting of 40% male and 60% female.

The actual dollar amount of each Fixed Annuity payment will be based on the minimum amount or, if more favorable, in accordance with the annuity payment rates published by the Company and in use on the Annuity Income Date.

Variable Annuity Payments
The dollar amount of the first Variable Annuity payment shall be determined based on an assumed interest rate of 3% per year and the Annuity 2000 Mortality Table projected forward to the Annuity Income Date. The projection of mortality rates will be based on Projection Scale G, projected forward from the year 2000 to the Annuity Income Date. The dollar amount of each Variable Annuity payment will be calculated by blending the mortality rates with a weighting of 40% male and 60% female.

All Variable Annuity payments other than the first are determined by means of Annuity Units credited with respect to the particular Annuitant.  The number of Annuity Units that the Company will credit in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity payment attributable to that Subaccount by the Annuity Unit value of that Subaccount for the Valuation Period which ends immediately preceding the Annuity Income Date.  The resulting number of Annuity Units of each Subaccount credited with respect to the Annuitant remains fixed unless an exchange of Annuity Units is made pursuant to the Exchange of Variable Annuity Units section below.  The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Subaccount credited with respect to the Annuitant by the Annuity Unit value for the particular Subaccount for the Valuation Period which ends immediately preceding the due date of each subsequent Variable Annuity payment.

Annuity Unit Value
The Company established the Annuity Unit Value for each Subaccount at $10.00 for the first Valuation Period of the particular Subaccount.  The Company determines the Annuity Unit value for the particular Subaccount for any subsequent Valuation Period by multiplying the Annuity Unit value for the particular Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the particular Subaccount for the current Valuation Period multiplying that product by a factor equal to 0.99991902 to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in this Contract.

Transfer of Variable Annuity Units
After the Annuity Income Date, the Annuitant may transfer the value of a designated number of Annuity Units of a particular Subaccount then credited with respect to such Annuitant for other Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the transfer would be unaffected by such transfer.  Any such request for transfer must be made by filing a request with the Company in a form satisfactory to it. The maximum number of transfers that the Annuitant may make in any Contract Year is set forth on the Contract Specifications.

Transfers may be made among the Subaccounts only. Transfers shall be made using the Annuity Unit values for the Valuation Period during which the Company receives the request for transfer.

Annual Contract Fee
After the Annuity Income Date, the Company will deduct, in equal amounts from each Variable Annuity payment made during the year, an Annual Contract Fee equal to the amount specified on the Contract Specifications. The Company makes no such deduction from Fixed Annuity payments.

Description of Annuity Options
Life Annuity with a Period Certain:
Payments are made during the lifetime of the Annuitant, and in any event for the years certain.

Single-Life Annuity
Payments are made during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies.

Joint and Survivor Annuity
We make payments while the Annuitant and the co-Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. Annuity payments stop when the surviving Annuitant dies.

Amounts Payable on Death of Annuitant
If the Annuitant dies on or after the Annuity Income Date, any remaining payments must be distributed at least as rapidly as under the method of distribution then in effect. The Company will pay such remaining payments under the Annuity Payment to the Annuitant's designated Beneficiary as they become due.  If there is no designated Beneficiary entitled to these remaining payments then living, the Company will pay, in one sum to the deceased Annuitant’s estate, the discounted value of the remaining Annuity Option payments, if any, for the certain period.  Any Beneficiary who becomes entitled to any remaining payments may elect to receive the discounted value of the remaining payments, if any, for the certain period in one sum.  In the event of the death of a Beneficiary who has become entitled to receive remaining payments, the Company will pay, in one sum to the deceased Beneficiary’s estate, the discounted value of the remaining payments, if any, for the certain period.  All payments that the Company makes in one lump sum, as provided in this paragraph, are made in lieu of paying any remaining payments under the Annuity Payment option.

The discounted value will be based, for payments being made on a variable basis, on interest compounded annually at the assumed interest rate for the Annuity Payment Option, and on the assumptions that the particular Annuity Unit values applicable to the remaining payments will be the particular Annuity Unit values for the Valuation Period which ends on the day before the date of the determination, and that the discounted value will remain unchanged thereafter. The discount rate for fixed annuity payments will be based on the interest rate we used to determine the amount of each payment.

9.  OWNERSHIP PROVISIONS

Owner
The Owner has the sole and absolute power to exercise all rights and privileges under this Contract. Before the Annuity Income Date, Owners can exercise their rights and privileges unless this Contract specifies otherwise. After the Annuity Income Date, the Annuitant holds any rights and privileges of ownership that continue.

The Owner named on the Issue Date is shown on the Contract Specifications.

How to Change the Owner
The Owner of a Non-Qualified Contract may change the ownership of this Contract before the Annuity Income Date. Any change of ownership must be made in writing, and we must receive such written notice at the Annuity Service Center Mailing Address. Unless otherwise specified, any change of ownership will be effective as of the date on which the request for change is signed by the Owner, subject to any action taken by the Company prior to receipt of the written notice.

Death of Annuitant
If the Annuitant dies prior to the Annuity Income Date, and the section entitled “Death Benefit Provided by this Contract” is not applicable, then the Owner becomes the Annuitant. If the Annuitant dies on or after the Annuity Income Date, any remaining payments must be distributed at least as rapidly as under the method of distribution then in effect.

Voting of Eligible Fund Shares
The Company will vote Eligible Fund shares held by the Subaccounts at meetings of shareholders of the Eligible Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions.  The Owner is the person having the right to give voting instructions prior to the Annuity Income Date. On or after the Annuity Income Date, the Annuitant is the person having such voting rights.  The Company will vote any shares attributable to the Company, and any Eligible Fund shares for which no timely voting instructions have been received, in the same proportion as the shares for which the Company receives instructions from persons having such voting rights.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under retirement or deferred compensation plans, other than rights afforded by the Investment Company Act of 1940, nor do they have any duty to inquire as to the instructions received or the authority of Owners or others to instruct on the voting of Eligible Fund shares.  Except as the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Eligible Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each Owner and each Annuitant having the right to give voting instructions at least ten days prior to each meeting of the shareholders of the Eligible Fund.  The Company will determine, as of a date not more than 90 days prior to each such meeting, the number of particular Eligible Fund shares as to which each such person is entitled to give instructions.  Prior to the Annuity Income Date, the Company determines the number of Eligible Fund shares as to which voting instructions may be given by dividing the value of all the Variable Accumulation Units of the particular Subaccount credited to the Contract Value by the net asset value of one Eligible Fund share as of the same date.  On or after the Annuity Income Date, the Company determines the number of Eligible Fund shares as to which a Payee may give such instructions by dividing the reserve that the Company holds in the particular Subaccount with respect to the particular Payee by the net asset value of an Eligible Fund share as of the same date.

Reports
During the Accumulation Phase, the Company will send a report to the Owner at least once each Contract Year that shows the following information:

•	the beginning and end dates of the current report period;
•	the Contract Value, if any, at the beginning of the current report period and at the end of the current report period;
•	amounts that have been credited or debited to the Contract Value during the current report period, identified by type; and
•	the Surrender Value, if any, at the end of the current report period.

The Owner may request additional reports by sending a written request to the Annuity Service Center mailing address shown on the cover page of this Contract. A charge may be assessed for additional reports not to exceed $25.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and each Eligible Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933.  The Company will also send such statements reflecting transactions as may be required by applicable laws, rules and regulations.

Designation and Change of Beneficiary
The Beneficiary designation contained in any Application will remain in effect until changed.

Subject to the rights of an irrevocable Beneficiary, the designation of Beneficiary may be changed or revoked.  Any change or revocation must be filed with the Company at its Annuity Service Center Mailing Address in such form as the Company may require. The change or revocation will not be binding upon the Company until the Company receives it.  When the Company receives the change or revocation, it will be effective as of the date on which the Beneficiary designation or revocation was signed, unless otherwise specified by the Owner.  Any change or revocation will be without prejudice to the Company on account of any payment made or any action taken by the Company before the Company receives the change or revocation.

10.  GENERAL PROVISIONS

Age or Sex Misstatement
If any date of birth, sex, or both, has been misstated, the amounts payable pursuant to this Contract will be the amounts which would have been payable using the correct age and sex.  Any overpayments or underpayments made by the Company will be charged or credited against current or next succeeding payments to be made by the Company with interest at a rate of 4%.

Assignment
The Company will not be considered to have notice of any assignment of an interest in this contract until the Company receives the original or copy of the assignment, signed by the Owner, at the Annuity Service Center Mailing Address. Unless otherwise specified, assignments will take effect on the date the written notice is signed by the Owner. In no event will the Company be responsible for the validity of the assignment. Any change will be subject to any Purchase Payment made or actions taken by the Company before it receives the written notice.

A Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company unless allowed under applicable law.

Deferral of Payments
The Company reserves the right to defer payment of any amount due from the Variable Account for a full or partial withdrawal, or a death benefit if:

•	the New York Stock Exchange is closed (except weekends and holidays);
•	trading on the New York Stock Exchange is restricted;
•
the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

•	the SEC permits a delay for the protection of Owners.

Taxes
The Company will deduct from any payment under this Contract any withholding taxes required by applicable law.

Entire Contract
This Contract is issued in consideration of the Application and payment of the initial Purchase Payment. This Contract, any amendments, endorsements, riders and the Application attached hereto, constitute the entire Contract. All statements made in any Application will be deemed representations and not warranties, and no statement will void this Contract or be used in defense to a claim unless it is contained in such Application or in a similar document, and a copy is attached to this Contract at issue.  Only the President, a Vice President, the Actuary or the Secretary of the Company has authority to agree on the Company’s behalf to any alteration of this Contract or to any waiver of the rights or requirements of the Company.

Currency
All amounts due under this Contract are payable in U.S. dollars, lawful money of the United States of America.

Determination of Values
The method by which the Company determines the Net Investment Factor and the number and value of Accumulation Units and Annuity Units shall be conclusive upon the Owner, the Annuitant and any Beneficiary.

Minimum Benefits
Paid-up annuity benefits, cash surrender benefits, and death benefits provided under this Contract are not less than those required by the State of New York.

Guarantees
Subject to the Net Investment Factor provision, the Company guarantees that the dollar amount of Variable Annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of the expense deductions provided for in this Contract and other Contracts providing benefits which vary in accordance with the investment performance of the Subaccounts.

Incontestability
This Contract is incontestable.

Modification
Upon notice to the Owner the Company may modify this Contract, but only if such modification (a) is necessary to make this Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (b) is necessary to assure continued qualification of this Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; (c) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts; (d) provides additional Variable Account options; or (e) may otherwise be in the best interests of Owners, as applicable.  In the event of any such modification, the Company may make appropriate endorsement to this Contract to reflect such modification.

Nonparticipating
The Contract is nonparticipating and will not share in any profits or surplus earnings of the Company, and therefore, no dividends are payable.

Payments by the Company
All sums payable by the Company pursuant to this Contract are payable only at its Executive Office or such other place as the Company may designate.  The Company may require surrender of this Contract upon final payment of all sums payable by the Company pursuant to this Contract.

Proof of Age and Survival
The Company shall have the right to require reasonable evidence of the age and survival of any Annuitant.

Governing Law
The laws of the State of New York will govern the Contract.

Splitting Units
The Company reserves the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of this Contract.

Rights Reserved by the Company
The Company reserves the right, to the extent permitted by law, to: (1) deregister the Variable Account under the Investment Company Act of 1940; (2) combine any two or more Variable Accounts; (3) operate the Variable Account as a management investment company or in any other form permitted by law; (4) substitute shares of an Eligible Fund for shares of another investment company if shares of such Eligible Fund are not available, or if, in the Company's judgment, further investment in such Eligible Fund's shares is no longer appropriate; (5) add or delete Eligible Funds, or portfolio thereof, and corresponding Subaccounts; and (6) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account.

The Company reserves the right to make any changes as described above or as necessary to keep this Contract in compliance with any changes in federal or state laws, with prior approval of the New York State Insurance Department. We will provide you with notice of any changes.

11-VA-C-01-NY

Sun Life Insurance and Annuity Company of New York

Executive Office:	Home Office:	Annuity Service Center:
[One Sun Life Executive Park]	[60 East 42nd Street]	[112 Worcester Street]
[Wellesley Hills, Massachusetts 02481]	[Suite 1115]	[Wellesley Hills, MA 02481]
	[New York, New York 10165]	[(800) 752-7216]
[www.sunlife.com/us]

Flexible Payment Individual Variable Deferred Annuity Contract
Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT AND WILL INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

11-VA-C-01-NY